                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                     Date of Report (Date of earliest event
                            reported): April 17, 2006

                             James River Group, Inc.
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               (Exact Name of Registrant as Specified in Charter)

       Delaware                      000-51480                05-0539572
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    (State or Other                 (Commission            (I.R.S. Employer
    Jurisdiction of                File Number)           Identification No.)
    Incorporation)

300 Meadowmont Village Circle, Suite 333
Chapel Hill, North Carolina                                     27517
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(Address of Principal Executive Offices)                      (Zip Code)

Registrant's telephone number, including area code:         (919) 883-4171
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    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF OFFICERS.

     On April 17, 2006, James River Group, Inc. (the "Company") appointed Gregg
T. Davis, age 48, as the Company's Executive Vice President-Finance. Mr. Davis
will serve as the Company's principal accounting officer for SEC reporting purposes. Michael E. Crow, who previously served as principal accounting officer, will continue to serve in his current position as Senior Vice
President-Finance and Chief Accounting Officer.

     Since 2002, Mr. Davis was Chief Financial Officer of Verispan, LLP, a
pharmaceutical joint venture between McKesson Corporation and Quintiles
Transnational Corporation. From 1992 to 2001, Mr. Davis was Chief Financial
Officer and Treasurer of Front Royal, Inc., an insurance holding company specializing in property/casualty business, until its sale to Argonaut Group,
Inc. Mr. Davis is an at-will employee, is paid a base salary of $275,000 and is eligible to receive discretionary bonuses as the Board of Directors may determine. Mr. Davis may also participate in benefit plans generally available to our executive employees. The Company intends to enter into an employment agreement with Mr. Davis.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   James River Group, Inc.
                                   (Registrant)

Date: April 19, 2006               By: /s/ Michael T. Oakes
                                       --------------------
                                       Name:  Michael T. Oakes
                                       Title: Executive Vice-President and Chief
                                              Financial Officer

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